Fair Value of Financial Instruments	12 Months Ended
Aug. 26, 2017
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments
Fair Value of Financial Instruments
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. To increase the comparability of fair value measurements, a three-tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies, is as follows:
Level 1 – Valuations based on quoted prices for identical assets and liabilities in active markets.
Level 2 – Valuations based on observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.
Level 3 – Valuations based on unobservable inputs reflecting the Company’s own assumptions, consistent with reasonably available assumptions made by other market participants. These valuations require significant judgment.
The following tables set forth the Company’s assets and liabilities measured at fair value. The predecessor entity historically carried warrant liabilities on the balance sheet at fair value. These warrant liabilities were settled with the change of control, discussed in Note 3. Business Combinations. The successor entity assumed the equity warrants of Conyers Park and are discussed in Note 11. Stockholders' Equity. The tables below show the fair value of warrants for the comparable successor on August 26, 2017 and predecessor on August 27, 2016 periods. The fair value of the Tax Receivable Agreement is discussed in Note 9. Income Taxes.

Fair value at August 26, 2017 is summarized as follows:

Successor	Level 1	Level 2	Level 3	Total
Liabilities
TRA liability	$—	$—	$25,675	$25,675

Fair value at August 27, 2016 is summarized as follows:

Predecessor	Level 1	Level 2	Level 3	Total
Liabilities
Warrants	$—	$—	$15,722	$15,722

Because tax attributes subject to the Tax Receivable Agreement existed as of the pre-close period, no changes in fair value were recorded for the successor period from July 7, 2017 through August 26, 2017. For the predecessor entity, other income (expenses) of $0.7 million, $(0.7) million, $1.7 million, and $0.1 million were included in the changes in warrant liabilities in the accompanying Consolidated Statement of Operations and Comprehensive Income were charged for the period ending July 6, 2017, the 52-week period ended August 27, 2016, the 35-week period ended August 29, 2015, and the 52-week period ended December 27, 2014, respectively. The Company settled the liabilities at $15.0 million upon the change of control.

The fair value of the warrants were calculated based on estimating future cash payments to be made to the former owner, in part based on the probability-weighted present value of various payout scenarios. Key fair value inputs were the discount rate; expected future cash flows under various payout scenarios, which were derived in part from an estimate of various transaction prices on a future change in a control event; and a probability analysis of the payout scenarios. The methodology for measuring fair value is sensitive to the volatility of key inputs mentioned above.